UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 27, 2007
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	0-690	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)

(717) 845-3601
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE YORK WATER COMPANY

Explanatory Note

This filing amends and restates the Current Report on Form 8-K filed by the Company on September 24, 2007.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 1, 2008, Jeffrey S. Osman will retire as President and Chief Executive Officer of The York Water Company.

Effective March 1, 2008, Jeffrey R. Hines will become President and Chief Executive Officer of The York Water Company.  Mr. Hines, age 46, has served The York Water Company in various capacities since 1990.  From January 2003 to December 2006 he was Vice President-Engineering and Secretary, and from January 2007 to the present he has been Chief Operating Officer and Secretary.  There is no arrangement or understanding between Mr. Hines and any other persons pursuant to which he will be appointed President and Chief Executive Officer.

 THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

Date: September 27, 2007	By:	/s/Jeffrey S. Osman
Jeffrey S. Osman
President and Chief Executive Officer